Related Parties	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
RELATED PARTIES

NOTE 13:- RELATED PARTIES

Through February 2016, several management members also provided services to the Company as service providers. As of December 31, 2020 and 2019, the Company has recorded a provision for severance pay liability for such service providers in the amounts of $193 and $251, respectively. These amounts are included in “Other Liabilities”.

In July 2019, the Company entered into a master service agreement with a third-party provider (the “provider”) to conduct a portion of a phase 3 clinical trial in eastern Europe for a total cost of $6,288. One of the Company’s directors serves as a director and shareholder in the provider. During the year ended December 31, 2020, the Company recognized $717 as expense as part of the research and development expenses.